SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2011

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Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)

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Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387

(Address of principal executive offices) (Zip Code)

(574) 267-6144

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2011, the board of directors of Lakeland Financial Corporation (“Lakeland”), acting by written consent pursuant to the Indiana Business Corporations Law, has approved an amendment to Article V, Section 1 of its Restated Bylaws to elect that the classes and terms of office of Lakeland’s board of directors shall not be governed by Indiana Code Section 23-1-33-6(c), a provision of the Indiana Business Corporation Law that would, absent this election by the board, require Lakeland, as a publicly traded company, to maintain a classified board of directors.  This amendment is effective as of July 1, 2009.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number                              Description

3.1	Amendment to Lakeland’s Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated:  December 5, 2011                                                                By:   /s/David M. Findlay

David M. Findlay
President and Chief Financial Officer